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                                                                 EXHIBIT 10.11.3


                            AMENDMENT NO. 2 TO THE
                         MORRISON KNUDSEN CORPORATION
                    AMENDED AND RESTATED STOCK OPTION PLAN


     WHEREAS, the Board of Directors of Morrison Knudsen Corporation (the "Company") has heretofore established the Morrison Knudsen Corporation Amended and Restated Stock Option Plan (the "Plan"), for the benefit of its eligible employees and directors; and

     WHEREAS, the Board of Directors of the Company has the authority under
Section 9.2 of the Plan to amend the Plan.

     WHEREAS, the Board of Directors desires to amend the Plan to give the Board of Directors discretion to extend the period of time for an Optionee to exercise a Non-Qualified Stock Option following the Optionee's termination of employment or termination of directorship with the Company;

     NOW, THEREFORE, the Plan shall be amended as follows:

                                      1.

     A new paragraph (c) is hereby added to Section 4.5 of the Plan to read as follows:

     (c) Notwithstanding the above, the Board may, in its sole discretion, extend the period for exercising a Non-Qualified Stock Option following an Optionee's Termination of Employment or Termination of Directorship to a date not later than the earlier of (i) twelve (12) months from the date of the Optionee's Termination of Employment or Termination of Directorship and (ii) the Option's Expiration Date.

                                      2.

     Except as amended herein, the Plan shall continue in full force and effect.

     IN WITNESS, WHEREOF, the Board of Directors has caused this Amendment to be executed by an officer of the Company duly authorized on this 8th day of April,
                                                              ---
1999.

                                        MORRISON KNUDSEN CORPORATION

                                        By:    /s/ Stephen G. Hanks
                                            ---------------------------------
                                            _________________________________
                                            _________________________________

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